FIRST QUARTER 2012

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Transactions	9
• Financing Activity / Dividends	9
• Leasing	10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown / Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Properties Commencing Initial Operations / Summary of Construction Projects	29
• Rental Property Sales/Dispositions / Rental Property Held for Sale	30
• Summary of Land Parcels	31

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	33 – 35
• Market Diversification (MSAs)	36
• Industry Diversification (Top 30 Tenant Industries)	37
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	38
(b) Square Footage	39
(c) Base Rental Revenue	40
(d) Percentage Leased	41
• Consolidated Property Listing (by Property Type)	42 – 51
• Significant Tenants (Top 50 Tenants)	52 – 53
• Schedules of Lease Expirations (by Property Type)	54 – 58

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.8 billion at March 31, 2012.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 277 properties, primarily class A office and office/flex buildings, totaling approximately 32.2 million square feet, serving as home to over 2,000 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2012)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	277
Total Square Feet	32.2 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	32.2 million square feet
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	6.2%
Total Market Capitalization	$4.8 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Cowen and Company James Sullivan (646) 562-1380	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2012 amounted to $74.5 million, or $0.74 per share.

Net income available to common shareholders for the first quarter 2012 equaled $25.8 million, or $0.29 per share.

Total revenues for the first quarter 2012 were $183.0 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,811,226 shares of common stock, and 12,187,122 common operating partnership units outstanding as of March 31, 2012.  The Company had a total of 99,998,348 common shares/common units outstanding at March 31, 2012.

As of March 31, 2012, the Company had total indebtedness of approximately $1.9 billion, with a weighted average annual interest rate of 6.15 percent.

The Company had a debt-to-undepreciated assets ratio of 34.2 percent at March 31, 2012.  The Company had an interest coverage ratio of 3.4 times for the quarter ended March 31, 2012.

Transactions

On February 17, 2012, the Company entered into a joint venture to form Stamford SM L.L.C. (“Stamford SM”) which acquired a senior mezzanine loan position in the capital stack of a 1.7 million square-foot class A portfolio in Stamford, Connecticut for $40 million.  The Mezz Loan has a face value of $50 million (subject to certain conditions, $3 million is payable to another party), and is secured by the equity interests in a premier seven-building portfolio containing 1.67 million square feet of class A office space and 106 residential rental units totaling 70,500 square feet, all located in the Stamford Central Business District.  The Company owns an 80 percent interest in the venture.

Financing Activity

On April 19, 2012, the Company completed the sale of $300 million face amount of 4.50 percent senior unsecured notes due April 18, 2022 with interest payable semi-annually in arrears.  The net proceeds from the issuance of $296.8 million, after underwriting discount and offering expenses, were used primarily to repay outstanding borrowings under the Company’s unsecured revolving credit facility and for general corporate purposes, which may include the purchasing or retiring of some of our outstanding debt securities.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the first quarter 2012, which was paid on April 13, 2012 to shareholders of record as of April 4, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Leasing

Mack-Cali’s consolidated in-service portfolio was 87.9 percent leased at March 31, 2012, as compared to 88.3 percent leased at December 31, 2011.

For the quarter ended March 31, 2012, the Company executed 166 leases at its consolidated in-service portfolio totaling 1,098,191 square feet, consisting of 815,044 square feet of office space and 283,147 square feet of office/flex space.  Of these totals, 291,426 square feet were for new leases and 806,765 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
Tower Insurance Company of New York, a provider of property and casualty insurance products and services, signed a new lease for 76,892 square feet at Harborside Financial Center Plaza 2 in Jersey City.  The 761,200 square-foot office building is 98.0 percent leased.

-
Lehman Brothers Holdings, Inc., a global financial services firm, signed transactions totaling 33,258 square feet, representing a 30,542 square-foot relocation and a 2,716 square-foot renewal at 101 Hudson Street in Jersey City.  The 1,246,283 square-foot office building is 89.5 percent leased.

-
Wells Fargo Advisors, LLC, a financial services firm, signed a new lease for 29,391 square feet at Mack-Cali Centre VI, located at 461 From Road in Paramus.  The 253,554 square-foot office building is 27.3 percent leased.

-	The State of New Jersey signed a new lease for 23,316 square feet at 201 Littleton Road in Morris Plains. The 88,369 square-foot office building is 77.7 percent leased.

-
Mannkind Corporation, a biopharmaceutical company, renewed 22,746 square feet at Mack-Cali Centre IV, a 269,191 square-foot office building located at 61 South Paramus Road in Paramus that is 61.2 percent leased.

CENTRAL NEW JERSEY:
-
A global engineering company renewed 39,060 square feet at 200 Horizon Drive in Hamilton Township.  Located in Horizon Center Business Park, the 45,770 square-foot office/flex building is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
BTX Technologies, Inc., a manufacturer and distributor of products used to interface and integrate video, audio and data systems, renewed 23,060 square feet at 5 Skyline Drive in Hawthorne.  The 124,022 square-foot office/flex building, located in Mid-Westchester Executive Park, is 96.1 percent leased.

-
Vie De France Yamazaki, Inc., a wholesale bakery distributor, renewed 24,678 square feet at 525 Executive Boulevard in Elmsford.  The 61,700 square-foot office/flex building, located in Cross Westchester Executive Park, is 100 percent leased.

SUBURBAN PHILADELPHIA:
-	A global engineering company renewed its lease for the entire 74,565 square-foot office building at 228 Strawbridge Drive in Moorestown Corporate Center in Moorestown.

Additionally, Metropolitan Life Insurance Company signed transactions totaling 46,858 square feet, including:

-
A renewal of 11,650 square feet and an expansion of 5,971 square feet at 565 Taxter Road in Elmsford, NY, a 170,554 square-foot office building located in Taxter Corporate Park that is 83.1 percent leased;

-	A renewal of 16,272 square feet at 65 Jackson Drive in Cranford, NJ, an 82,778 square-foot office building located in Cranford Business Park that is 89.8 percent leased; and
-	A renewal of 12,965 square feet at Mack-Cali Centre IV, located at 61 South Paramus Road in Paramus, NJ.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Key Financial Data

			As of or for the three months ended
	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Shares and Units:
Common Shares Outstanding	87,811,226	87,799,479	87,141,716	87,050,423	86,933,001
Common Units Outstanding	12,187,122	12,197,122	12,771,105	12,806,126	12,878,404
Combined Shares and Units	99,998,348	99,996,601	99,912,821	99,856,549	99,811,405
Preferred Shares Outstanding	0	0	10,000	10,000	10,000
Weighted Average- Basic (a)	99,992,282	99,869,353	99,818,419	99,775,716	95,900,835
Weighted Average- Diluted (b)	100,062,203	99,939,994	99,916,948	99,886,510	96,015,190
Common Share Price ($’s):
At the end of the period	28.82	26.69	26.75	32.94	33.90
High during period	29.80	28.91	34.77	35.96	35.44
Low during period	25.68	23.71	25.70	31.12	31.99

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,883,784	2,670,846	2,699,699	3,316,509	3,410,943
Total Debt	1,940,715	1,914,215	1,886,500	1,869,252	1,876,867
Total Market Capitalization	4,824,499	4,585,061	4,586,199	5,185,761	5,287,810
Total Debt/ Total Market Capitalization	40.23%	41.75%	41.13%	36.05%	35.49%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,299,434	4,295,759	4,309,872	4,326,483	4,330,590
Gross Book Value of Real Estate Assets	5,226,792	5,279,770	5,253,281	5,231,303	5,210,451
Total Liabilities	2,160,211	2,141,759	2,131,451	2,104,008	2,085,006
Total Equity	2,139,223	2,154,000	2,178,421	2,222,475	2,245,584
Total Revenues	182,980	177,971	175,437	179,167	184,213
Capitalized Interest	230	205	122	203	550
Scheduled Principal Amortization	829	785	752	615	628
Interest Coverage Ratio	3.43	3.14	3.32	3.20	3.18
Fixed Charge Coverage Ratio	3.31	3.03	3.17	3.07	3.01
Net Income	29,267	18,438	24,083	20,291	18,575
Net Income Available to Common Shareholders	25,767	16,122	20,500	17,333	15,729
Earnings per Share—diluted	0.29	0.18	0.24	0.20	0.19
FFO per Share—diluted (d)	0.74	0.68	0.73	0.69	0.70
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	60.46%	66.08%	61.64%	65.02%	64.20%

Portfolio Size:
Properties	277	278	278	278	277
Total Square Footage	32,240,287	32,414,411	32,414,411	32,414,411	32,210,354
Sq. Ft. Leased at End of Period (e) (f)	87.9%	88.3%	88.2%	88.1%	88.2%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2012	2011	Change	Change

Total Property Revenues	$170,218	$176,809	$(6,591)	(3.7)

Real Estate Taxes	22,900	24,792	(1,892)	(7.6)
Utilities	16,102	19,742	(3,640)	(18.4)
Operating Services	25,979	30,912	(4,933)	(16.0)
Total Property Expenses:	64,981	75,446	(10,465)	(13.9)

GAAP Net Operating Income	105,237	101,363	3,874	3.8

Less: straight-lining of rents adj.	1,263	2,153	(890)	(41.3)

Net Operating Income	$103,974	$99,210	$4,764	4.8

Percentage Leased at Period End	88.0%	88.5%

Total Properties:	263

Total Square Footage:	30,550,697

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	4	New Jersey	49.2%	466,508	n/a
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	multi-use	15.0%

Other:
Stamford SM L.L.C.	Senior Mezzanine Loan	n/a	Stamford, CT	n/a	n/a	80.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2012 and December 31, 2011 (dollars in thousands):

	March 31, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Assets:
Rental property, net	$8,182	$58,492	$22,745	$39,025	$14,144	--	--	--	$142,588
Other assets	1,108	13,189	3,108	5,713	484	$45,986	$2,987	$40,485	113,060
Total assets	$9,290	$71,681	$25,853	$44,738	$14,628	$45,986	$2,987	$40,485	$255,648
Liabilities and partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$70,411	$17,914	$50,978	$652	--	--	--	$139,955
Other liabilities	$532	6,344	138	1,255	--	--	--	--	8,269
Partners’/members’ capital (deficit)	8,758	(5,074)	7,801	(7,495)	13,976	$45,986	$2,987	$40,485	107,424
Total liabilities and partners’/members’ capital (deficit)	$9,290	$71,681	$25,853	$44,738	$14,628	$45,986	$2,987	$40,485	$255,648
Company’s investments in unconsolidated joint ventures, net	$4,301	$(1,331)	$3,787	--	$10,432	$13,049	$1,173	$32,388	$63,799

	December 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Assets:
Rental property, net	$8,335	$59,733	$22,903	$39,276	$13,122	--	--	--	$143,369
Other assets	933	12,840	2,909	5,669	521	$46,121	$2,927	--	71,920
Total assets	$9,268	$72,573	$25,812	$44,945	$13,643	$46,121	$2,927	--	$215,289
Liabilities and partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$70,690	$18,100	$50,978	$1,207	--	--	--	$140,975
Other liabilities	$531	4,982	117	1,086	168	--	--	--	6,884
Partners’/members’ capital (deficit)	8,737	(3,099)	7,595	(7,119)	12,268	$46,121	$2,927	--	67,430
Total liabilities and partners’/members’ capital (deficit)	$9,268	$72,573	$25,812	$44,945	$13,643	$46,121	$2,927	--	$215,289
Company’s investments in unconsolidated joint ventures, net	$4,291	$(343)	$3,676	--	$10,233	$13,005	$1,153	--	$32,015

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2012 and 2011 (dollars in thousands):

	Three Months Ended March 31, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$229	$8,161	$847	$1,346	$594	--	$60	$467	$11,704
Operating and other	(55)	(5,631)	(234)	(881)	(22)	$(334)	--	(22)	(7,179)
Depreciation and amortization	(153)	(1,403)	(228)	(453)	(153)	--	--	--	(2,390)
Interest expense	--	(1,102)	(179)	(388)	(21)	--	--	--	(1,690)
Net income	$21	$25	$206	$(376)	$398	$(334)	$60	$445	$445
Company’s equity in earnings (loss) of unconsolidated joint ventures	$10	$12	$103	--	$199	$(100)	$20	$356	$600

	Three Months Ended March 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$194	$7,635	$727	$1,809	$396	--	$66	--	$10,827
Operating and other	(51)	(5,734)	(127)	(917)	(18)	$(374)	--	--	(7,221)
Depreciation and amortization	(153)	(1,424)	(225)	(793)	(316)	--	--	--	(2,911)
Interest expense	--	(1,125)	(80)	(402)	(36)	--	--	--	(1,643)
Net income	$(10)	$(648)	$295	$(303)	$26	$(374)	$66	--	$(948)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$(5)	$(161)	$147	--	$13	$(112)	$17	--	$(101)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2012	2011
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	45.13%	43.34%

Total Debt/ Total Market Capitalization (Market value) (%)	40.23%	35.49%

Total Debt/ Total Undepreciated Assets (%)	34.19%	33.36%

Secured Debt/ Total Undepreciated Assets (%)	12.72%	13.19%

	Three Months Ended March 31,
	2012	2011
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.43	3.18

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.34	3.12

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	3.31	3.01

FFO Payout (Dividends Declared/Funds from Operations) (%)	60.46%	64.20%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Debt Analysis

(as of March 31, 2012)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,019,435	52.53%	6.15%		3.53
Fixed Rate Secured Debt	711,280	36.65%	7.51%		5.38
Variable Rate Secured Debt	11,000	0.57%	2.22%		0.75
Variable Rate Unsecured Debt	199,000	10.25%	1.50%	(b)	3.56
Totals/Weighted Average:	$1,940,715	100.00%	6.15%		4.20

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.25 percent as of March 31, 2012.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the quarter ended March 31, 2012.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
April 1 – December 31, 2012	$ 7,883	$105,914	$113,797	6.50%
2013	11,315	145,223	156,538	5.39%
2014	10,468	335,257	345,725	6.82%
2015	8,941	349,000	357,941	3.23%	(b)
2016	8,753	273,120	281,873	7.16%
Thereafter	26,992	679,562	706,554	7.15%
Sub-total	74,352	1,888,076	1,962,428
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of March 31, 2012	(21,713)	--	(21,713)
Totals/Weighted Average:	$52,639	$1,888,076	$1,940,715	6.15%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.25 percent as of March 31, 2012.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the quarter ended March 31, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Debt Maturities

(dollars in thousands)

	April 1 – December 31, 2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
One Grande Commons	$11,000									$11,000
Soundview Plaza		$14,889								14,889
9200 Edmonston Road		4,229								4,229
6305 Ivy Lane			$5,726							5,726
6301 Ivy Lane			5,320							5,320
35 Waterview			18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview			65,035							65,035
4 Sylvan Way			14,575							14,575
10 Independence			16,924							16,924
395 West Passaic			9,492							9,492
4 Becker					$40,432					40,432
5 Becker					14,574					14,574
210 Clay					14,267					14,267
51 Imclone					3,847					3,847
Prudential Portfolio						$141,151				141,151
23 Main Street							$26,566			26,566
Harborside Plaza 5							204,970			204,970
100 Walnut Avenue								$17,281		17,281
One River Center								39,586		39,586
581 Main Street									$ 8	8
Total Secured Debt:	$11,000	$19,118	$135,257	--	$73,120	$141,151	$231,536	$56,867	$ 8	$668,057

Unsecured Debt:
Unsecured credit facility				$199,000						$199,000
6.150% unsecured notes due 12/12	$94,914									94,914
5.820% unsecured notes due 3/13		$26,105								26,105
4.600% unsecured notes due 6/13		100,000								100,000
5.125% unsecured notes due 2/14			$200,000							200,000
5.125% unsecured notes due 1/15				150,000						150,000
5.80% unsecured notes due 1/16					$200,000					200,000
7.75% unsecured notes due 8/19								$250,000		250,000
Total Unsecured Debt:	$94,914	$126,105	$200,000	$349,000	$200,000	--	--	$250,000	--	$1,220,019

Total Debt:	$105,914	$145,223	$335,257	$349,000	$273,120	$141,151	$231,536	$306,867	$ 8	$1,888,076

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			March 31,	December 31,	Date of Maturity
			2012	2011
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	--	$99,988	--	(b)
6.150%, Senior Unsecured Notes	public debt	6.894%	$ 94,561	94,438	12/15/12	(c)
5.820%, Senior Unsecured Notes	public debt	6.448%	26,000	25,972	03/15/13	(c)
4.600%, Senior Unsecured Notes	public debt	4.742%	99,965	99,958	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,450	200,509	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,740	149,717	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,294	200,313	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,425	248,372	08/15/19
Total Senior Unsecured Notes:			$1,019,435	$1,119,267

Revolving Credit Facilities:
Unsecured Facility (d)	20 Lenders	LIBOR +1.250%	$199,000	$ 55,500	10/21/15	(e)
Total Revolving Credit Facilities:			$199,000	$ 55,500

Property Mortgages: (f)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	--	$ 16,171	--	(g)
One Grande Commons	Capital One Bank	LIBOR+2.00%	$ 11,000	11,000	12/31/12	(h)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	15,387	15,531	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,436	4,479	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,185	6,245	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	10,654	10,781	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	5,846	5,899	07/01/14
35 Waterview	Wachovia CMBS	6.348%	18,975	19,051	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	62,367	62,127	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,449	14,438	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,990	15,908	08/11/14
4 Becker	Wachovia CMBS	9.550%	37,886	37,769	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,161	12,056	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,947	11,844	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,884	3,886	05/11/16
Various (i)	Prudential Insurance	6.332%	150,000	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	30,862	31,002	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	230,842	231,603	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,189	19,241	02/01/19
One River Center (j)	Guardian Life Ins. Co.	7.311%	43,958	44,079	02/01/19
581 Main Street (k)	Valley National Bank	6.935%	(l) 16,262	16,338	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$722,280	$739,448
Total Debt:			$1,940,715	$1,914,215

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	These notes were paid at maturity, primarily from borrowing on the Company’s unsecured revolving credit facility.
(c)	On April 25, 2012, the Company gave notice that it will redeem these notes on May 25, 2012 using cash on hand and borrowings from its unsecured revolving credit facility.
(d)	Total borrowing capacity under this facility is $600 million.
(e)
On October 21, 2011, the Company amended and restated its unsecured revolving credit facility with a group of 20 lenders.  The $600 million facility is expandable to $1 billion and matures in October 2015.  It has a one-year extension option with the payment of a 20 basis point fee.  The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the operating partnership's unsecured debt ratings.

(f)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(g)	On March 28, 2012, the Company transferred the deed for 2200 Renaissance Boulevard to the lender in satisfaction of its obligations.
(h)	The mortgage loan has two one-year extension options subject to certain conditions and the payment of a fee.
(i)	Mortgage is collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(j)	Mortgage is collateralized by the three properties compromising One River Center.
(k)	The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(l)
The coupon interest rate will be reset at the end of year 10 (2019) and year 20 (2029) at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
Revenues	2012	2011
Base rents	$148,667	$147,711
Escalations and recoveries from tenants	20,150	27,180
Construction services	3,463	3,799
Real estate services	1,208	1,232
Other income	9,492	4,291
Total revenues	182,980	184,213

Expenses
Real estate taxes	22,903	24,795
Utilities	16,102	19,742
Operating services	26,604	30,346
Direct construction costs	3,278	3,582
General and administrative	10,807	8,623
Depreciation and amortization	47,822	47,707
Total expenses	127,516	134,795
Operating income	55,464	49,418

Other (Expense) Income
Interest expense	(30,629)	(30,892)
Interest and other investment income	13	10
Equity in earnings (loss) of unconsolidated joint ventures	600	(101)
Total other (expense) income	(30,016)	(30,983)
Income from continuing operations	25,448	18,435
Discontinued Operations:
Income (loss) from discontinued operations	(193)	140
Realized gains (losses) and unrealized losses on disposition of rental property, net	4,012	--
Total discontinued operations, net	3,819	140
Net income	29,267	18,575
Noncontrolling interest in consolidated joint ventures	79	110
Noncontrolling interest in Operating Partnership	(3,113)	(2,437)
Noncontrolling interest in discontinued operations	(466)	(19)
Preferred stock dividends	--	(500)
Net income available to common shareholders	$25,767	$15,729

Basic earnings per common share:
Income from continuing operations	$0.25	$0.19
Discontinued operations	0.04	--
Net income available to common shareholders	$0.29	$0.19

Diluted earnings per common share:
Income from continuing operations	$0.25	$0.19
Discontinued operations	0.04	--
Net income available to common shareholders	$0.29	$0.19

Basic weighted average shares outstanding	87,799	82,948

Diluted weighted average shares outstanding	100,062	96,015

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
	2012	2011
Assets
Rental property
Land and leasehold interests	$765,639	$773,026
Buildings and improvements	3,968,468	4,001,943
Tenant improvements	455,127	500,336
Furniture, fixtures and equipment	3,106	4,465
	5,192,340	5,279,770
Less – accumulated depreciation and amortization	(1,377,152)	(1,409,163)
	3,815,188	3,870,607
Rental property held for sale, net	23,927	--
Net investment in rental property	3,839,115	3,870,607
Cash and cash equivalents	20,524	20,496
Investments in unconsolidated joint ventures	63,799	32,015
Unbilled rents receivable, net	134,994	134,301
Deferred charges and other assets, net	211,886	210,470
Restricted cash	21,265	20,716
Accounts receivable, net of allowance for doubtful accounts
of $2,205 and $2,697	7,851	7,154

Total assets	$4,299,434	$4,295,759

Liabilities and Equity
Senior unsecured notes	$1,019,435	$1,119,267
Revolving credit facility	199,000	55,500
Mortgages, loans payable and other obligations	722,280	739,448
Dividends and distributions payable	44,999	44,999
Accounts payable, accrued expenses and other liabilities	105,803	100,480
Rents received in advance and security deposits	53,626	53,019
Accrued interest payable	15,068	29,046
Total liabilities	2,160,211	2,141,759
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,811,226 and 87,799,479 shares outstanding	878	878
Additional paid-in capital	2,537,267	2,536,184
Dividends in excess of net earnings	(661,246)	(647,498)
Total Mack-Cali Realty Corporation stockholders’ equity	1,876,899	1,889,564

Noncontrolling interest in subsidiaries:
Operating Partnership	260,492	262,499
Consolidated joint ventures	1,832	1,937
Total noncontrolling interests in subsidiaries	262,324	264,436

Total equity	2,139,223	2,154,000

Total liabilities and equity	$4,299,434	$4,295,759

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2012	87,800	$878	$2,536,184	$(647,498)	$264,436	$2,154,000
Net income	--	--	--	25,767	3,500	29,267
Common stock dividends	--	--	--	(39,515)	--	(39,515)
Common unit distributions	--	--	--	--	(5,484)	(5,484)
Decrease in noncontrolling interest	--	--	--	--	(26)	(26)
Redemption of common units
for common stock	10	--	215	--	(215)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	2	--	67	--	--	67
Cancellation of shares	(1)	--	(20)	--	--	(20)
Stock compensation	--	--	934	--	--	934
Rebalancing of ownership percent
between parent and subsidiaries	--	--	(113)	--	113	--
Balance at March 31, 2012	87,811	$878	$2,537,267	$(661,246)	$262,324	$2,139,223

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended
	March 31,
	2012	2011
Net income available to common shareholders	$ 25,767	$ 15,729
Add: Noncontrolling interest in Operating Partnership	3,113	2,437
Noncontrolling interest in discontinued operations	466	19
Real estate-related depreciation and amortization on continuing operations (a)	48,730	48,674
Real estate-related depreciation and amortization on discontinued operations	415	441
Deduct: Discontinued operations – Realized (gains) losses and unrealized losses on disposition of rental property, net	(4,012)	--
Funds from operations available to common shareholders (b)	$ 74,479	$ 67,300

Diluted weighted average shares/units outstanding (c)	100,062	96,015

Funds from operations per share/unit – diluted	$ 0.74	$ 0.70

Dividends declared per common share	$ 0.45	$ 0.45

Dividend payout ratio:
Funds from operations-diluted	60.46%	64.20%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 5,826	$ 3,594
Tenant improvements and leasing commissions (d)	$ 9,550	$ 9,157
Straight-line rent adjustments (e)	$ 1,373	$ 2,216
Amortization of (above)/below market lease intangibles, net	$ 406	$ 209

(a) Includes the Company’s share from unconsolidated joint ventures of $993 and $1,085 for the three months ended March 31, 2012 and 2011, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,193 and 12,952 shares for the three months ended March 31, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $17 and $63 for the three months ended March 31, 2012 and 2011, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended
	March 31,
	2012	2011
Net income available to common shareholders	$0.29	$0.19
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.49	0.51
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property, net	(0.04)	--
Funds from operations available to common shareholders (b)	$0.74	$0.70
Diluted weighted average shares/units outstanding (c)	100,062	96,015

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended March 31, 2012 and 2011, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,193 and 12,952 shares for the three months ended March 31, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended
	March 31,
	2012	2011
Basic weighted average shares outstanding:	87,799	82,948
Add: Weighted average common units	12,193	12,952
Basic weighted average shares/units:	99,992	95,900
Add: Stock options	--	43
Restricted Stock Awards	70	72
Diluted weighted average shares/units outstanding:	100,062	96,015

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

IV. VALUE CREATION PIPELINE

Properties Commencing Initial Operations
(dollars in thousands)

For the three months ended March 31, 2012

None.

For the year ended December 31, 2011

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
5/01/11	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	$48,070
Total Properties Commencing Initial Operations			1	204,057	$48,070

(a)	Amount is as of December 31, 2011.

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/12	Total Estimated Costs	Current % Leased
Wholly Owned:
14 Sylvan Way	Parsippany, NJ	Office	2013-1Q	1	203,000	$18,170	$53,504	100.0%
Total				1	203,000	$18,170	$53,504	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Rental Property Sales/Dispositions
(dollars in thousands)

For the three months ended March 31, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
3/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	$ 4,511

For the year ended December 31, 2011

None.

Rental Property Held For Sale
(dollars in thousands)

At March 31, 2012

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value at 3/31/12
Office:
95 Chestnut Ridge Road	Montvale, Bergen County, NJ	1	47,700	$ 4,000
224 Strawbridge Drive	Moorestown, Burlington County, NJ	1	74,000	5,439
228 Strawbridge Drive	Moorestown, Burlington County, NJ	1	74,000	6,230
232 Strawbridge Drive	Moorestown, Burlington County, NJ	1	74,258	8,258
Total Office Properties		4	269,958	$ 23,927

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	63.7	900,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Use
Total:			363.0	12,276,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/12 (c)	Pct. Leased 3/31/12	Pct. Leased 12/31/11

Northern NJ	12,771,180	-	(606,264)	427,601	(178,663)	12,592,517	86.8%	88.0%
Central NJ	5,166,040	-	(226,106)	194,760	(31,346)	5,134,694	88.9%	89.5%
Westchester Co., NY	4,397,432	-	(213,187)	207,742	(5,445)	4,391,987	91.7%	91.8%
Manhattan	500,961	-	-	-	-	500,961	95.5%	95.5%
Sub. Philadelphia	3,068,115	(77,106)	(220,209)	199,404	(20,805)	2,970,204	88.5%	86.9%
Fairfield, CT	507,737	-	(19,382)	17,818	(1,564)	506,173	84.7%	84.9%
Washington, DC/MD	984,751	-	(25,419)	49,423	24,004	1,008,755	78.0%	76.2%
Rockland Co., NY	155,967	-	(609)	1,443	834	156,801	87.1%	86.6%
Totals	27,552,183	(77,106)	(1,311,176)	1,098,191	(212,985)	27,262,092	87.9%	88.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	31,198,836
Total sq. ft. of properties added/sold this period	(174,124)
Total sq. ft. as of March 31, 2012	31,024,712

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2012 aggregating 148,404 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Leasing Statistics

(For the three months ended March 31, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	47	420,001	164,714	255,287	6.6	26.93	4.83
	Office/Flex	1	7,600	-	7,600	3.3	14.30	1.60
Central NJ	Office	27	123,510	32,377	91,133	4.2	25.65	3.98
	Office/Flex	6	71,250	2,729	68,521	2.9	16.32	0.61
Westchester Co., NY	Office	23	63,450	4,730	58,720	5.2	24.78	3.60
	Office/Flex	15	144,292	16,720	127,572	4.3	17.05	1.79
Sub. Philadelphia	Office	20	139,399	24,476	114,923	2.5	24.44	2.95
	Office/Flex	8	60,005	8,600	51,405	3.6	9.55	1.10
Fairfield Co., CT	Office	5	17,818	12,898	4,920	4.8	18.58	2.76
Washington, DC/MD	Office	12	49,423	23,348	26,075	5.6	31.22	4.97
Rockland Co., NY	Office	2	1,443	834	609	1.0	26.36	0.20

Totals		166	1,098,191	291,426	806,765	4.9	23.38	3.85

Detail by Property Type
	Office	136	815,044	263,377	551,667	5.3	26.22	4.46
	Office/Flex	30	283,147	28,049	255,098	3.8	15.20	1.41

Totals		166	1,098,191	291,426	806,765	4.9	23.38	3.85

Tenant Retention:	Leases Retained	79.1%
	Sq. Ft. Retained	61.5%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $14,843,378 and commissions of $5,744,512 committed, but not necessarily expended, during the period for second generation space aggregating 1,086,950 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Leasing Statistics
(For the three months ended March 31, 2012)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/12	Pct. Leased 3/31/12	Pct. Leased 12/31/11

Northern NJ	729,722	-	(61,218)	58,242	(2,976)	726,746	81.1%	81.4%
Central NJ	246,978	-	(805)	2,790	1,985	248,963	78.0%	77.4%

Totals	976,700	-	(62,023)	61,032	(991)	975,709	80.3%	80.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of March 31, 2012	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	2	58,242	6,094	52,148	9.3	24.49	2.71
Central NJ	2	2,790	-	2,790	3.8	19.98	3.27

Totals	4	61,032	6,094	54,938	9.1	24.28	2.72

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $691,046 and commissions of $818,148 committed, but not necessarily expended, during the period for second generation space aggregating 61,032 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	136,199,486	22.2	6,495,715	21.0
Jersey City, NJ	119,102,128	19.3	4,317,978	13.9
Westchester-Rockland, NY	89,900,985	14.6	4,968,420	16.0
Bergen-Passaic, NJ	78,300,683	12.7	4,573,554	14.7
Philadelphia, PA-NJ	52,329,062	8.5	3,355,870	10.8
Middlesex-Somerset-Hunterdon, NJ	43,284,252	7.0	2,320,685	7.5
Washington, DC-MD-VA-WV	28,519,086	4.6	1,292,807	4.2
Monmouth-Ocean, NJ	25,402,558	4.1	1,620,863	5.2
Trenton, NJ	18,229,849	3.0	956,597	3.1
New York (Manhattan)	14,555,106	2.4	524,476	1.7
Stamford-Norwalk, CT	9,794,661	1.6	597,747	1.9

Totals	615,617,856	100.0	31,024,712	100.0

(a)
Annualized base rental revenue is based on actual March 2012 billings times 12.  For leases whose rent commences after April 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2012 aggregating 148,404 square feet and representing annualized rent of $3,550,906 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	91,456,325	14.9	3,274,090	12.2
Insurance Carriers & Related Activities	64,013,641	10.4	2,489,132	9.3
Manufacturing	52,654,599	8.6	2,620,683	9.8
Telecommunications	36,915,227	6.0	1,950,555	7.3
Legal Services	36,399,657	5.9	1,383,689	5.2
Health Care & Social Assistance	31,898,867	5.2	1,509,564	5.6
Credit Intermediation & Related Activities	28,968,131	4.7	1,043,204	3.9
Computer System Design Services	26,470,921	4.3	1,270,008	4.7
Accounting/Tax Prep.	23,527,291	3.8	901,473	3.4
Wholesale Trade	20,298,844	3.3	1,384,161	5.2
Scientific Research/Development	19,838,701	3.2	695,984	2.6
Architectural/Engineering	16,625,652	2.7	717,048	2.7
Admin & Support, Waste Mgt. & Remediation Services	16,016,774	2.6	770,982	2.9
Public Administration	15,209,368	2.5	588,931	2.2
Other Services (except Public Administration)	14,297,732	2.3	572,862	2.1
Management/Scientific	13,589,990	2.2	547,345	2.0
Arts, Entertainment & Recreation	11,864,103	1.9	703,484	2.6
Accommodation & Food Services	11,722,977	1.9	501,945	1.9
Real Estate & Rental & Leasing	10,986,938	1.8	538,642	2.0
Advertising/Related Services	9,110,656	1.5	368,781	1.4
Retail Trade	7,916,313	1.3	456,964	1.7
Other Professional	7,569,216	1.2	327,102	1.2
Construction	6,576,487	1.1	337,640	1.3
Information Services	6,454,464	1.0	254,834	1.0
Data Processing Services	6,164,458	1.0	240,815	0.9
Transportation	5,581,797	0.9	294,591	1.1
Broadcasting	5,076,675	0.8	185,449	0.7
Utilities	4,468,478	0.7	184,709	0.7
Educational Services	4,053,135	0.7	208,869	0.8
Publishing Industries	2,383,950	0.4	119,171	0.4
Other	7,506,489	1.2	313,100	1.2

Totals	615,617,856	100.0	26,755,807	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2012 aggregating 148,404 square feet and representing annualized rent of $3,550,906 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Consolidated Portfolio Analysis (a)

(as of March 31, 2012)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	112	41.8%	49	18.3%	--	--	--	--	--	--	161	60.1%
New York	21	7.9%	41	15.3%	6	2.2%	2	0.7%	2	0.7%	72	26.8%
Pennsylvania	17	6.3%	--	--	--	--	--	--	--	--	17	6.3%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	11	4.2%
TOTALS By Type:	162	60.5%	95	35.5%	6	2.2%	2	0.7%	3	1.1%	268	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Consolidated Portfolio Analysis (a)

(as of March 31, 2012)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,600,117	63.2%	2,189,531	7.0%	--	--	--	--	21,789,648	70.2%
New York	2,739,384	8.8%	2,348,812	7.6%	387,400	1.2%	17,300	0.1%	5,492,896	17.7%
Pennsylvania	1,851,614	6.0%	--	--	--	--	--	--	1,851,614	6.0%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,808,669	83.2%	4,811,343	15.5%	387,400	1.2%	17,300	0.1%	31,024,712	100.0%

    (a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Consolidated Portfolio Analysis (a)

(Year ended March 31, 2012)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$408,790	68.2%	$17,737	3.0%	--	--	--	--	--	--	$426,527	71.2%
New York	59,391	9.9%	34,395	5.7%	$4,140	0.7%	$484	0.1%	$333	0.1%	98,743	16.5%
Pennsylvania	38,186	6.4%	--	--	--	--	--	--	--	--	38,186	6.4%
Connecticut	5,136	0.9%	4,290	0.7%	--	--	--	--	--	--	9,426	1.6%
Wash., D.C./ Maryland	26,023	4.3%	--	--	--	--	--	--	153	--	26,176	4.3%
TOTALS By Type:	$537,526	89.7%	$56,422	9.4%	$4,140	0.7%	$484	0.1%	$486	0.1%	$599,058	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended March 31, 2012, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2012)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	87.3%	88.7%	--	--	87.4%
New York	87.5%	96.1%	97.8%	100.0%	91.9%
Pennsylvania	88.3%	--	--	--	88.3%
Connecticut	71.8%	100.0%	--	--	84.7%
Washington, D.C./ Maryland	78.0%	--	--	--	78.0%
WEIGHTED AVG. By Type:	86.8%	93.0%	97.8%	100.0%	87.9%

(a)	Excludes 9 properties, aggregating approximately1.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2012 aggregating 148,404 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.3	2,896	0.48	20.81
Fort Lee
One Bridge Plaza	1981	200,000	86.8	4,516	0.75	26.01
2115 Linwood Avenue	1981	68,000	50.4	826	0.14	24.10
Little Ferry
200 Riser Road	1974	286,628	100.0	2,132	0.36	7.44
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,541	0.42	23.06
Montvale
95 Chestnut Ridge Road (g)	1975	47,700	0.0	7	0.00	0.00
135 Chestnut Ridge Road	1981	66,150	76.4	566	0.09	11.20
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,423	0.74	21.15
140 East Ridgewood Avenue	1981	239,680	91.9	4,687	0.78	21.28
461 From Road	1988	253,554	27.3	5,506	0.92	79.54
650 From Road	1978	348,510	83.2	6,519	1.09	22.48
61 South Paramus Road (e)	1985	269,191	61.2	4,543	0.76	27.58
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,474	0.25	28.46
365 West Passaic Street	1976	212,578	93.3	3,981	0.66	20.07
395 West Passaic Street	1979	100,589	42.0	1,171	0.20	27.72
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.25	15.72
10 Mountainview Road	1986	192,000	75.4	3,088	0.52	21.33
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77
530 Chestnut Ridge Road	1986	57,204	80.2	695	0.12	15.15
50 Tice Boulevard	1984	235,000	91.5	5,398	0.90	25.10
300 Tice Boulevard	1991	230,000	100.0	5,719	0.95	24.87

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive (g)	1984	74,000	100.0	1,598	0.27	21.59
228 Strawbridge Drive (g)	1984	74,000	100.0	1,875	0.31	25.34
232 Strawbridge Drive (g)	1986	74,258	28.9	665	0.11	30.99

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	92.7	7,541	1.26	32.87
Roseland
4 Becker Farm Road	1983	281,762	95.5	6,665	1.11	24.77
5 Becker Farm Road	1982	118,343	91.1	2,402	0.40	22.28
6 Becker Farm Road	1982	129,732	78.3	2,572	0.43	25.32
101 Eisenhower Parkway	1980	237,000	89.0	4,910	0.82	23.28
103 Eisenhower Parkway	1985	151,545	66.2	2,388	0.40	23.80
105 Eisenhower Parkway	2001	220,000	94.9	5,118	0.85	24.51
75 Livingston Avenue	1985	94,221	63.5	1,280	0.21	21.39
85 Livingston Avenue	1985	124,595	84.8	2,712	0.45	25.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,300	1.89	28.25
Harborside Financial Center Plaza 2	1990	761,200	98.0	18,848	3.15	25.27
Harborside Financial Center Plaza 3	1990	725,600	95.6	20,663	3.45	29.79
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,261	1.05	30.15
Harborside Financial Center Plaza 5	2002	977,225	96.4	35,239	5.88	37.41
101 Hudson Street	1992	1,246,283	89.5	28,513	4.77	25.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	89.7	566	0.09	17.89
600 Horizon Drive	2002	95,000	100.0	1,419	0.24	14.94
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49
2 South Gold Drive	1974	33,962	28.8	347	0.06	35.48
Princeton
103 Carnegie Center	1984	96,000	87.9	2,145	0.36	25.42
2 Independence Way	1981	67,401	100.0	1,527	0.25	22.66
3 Independence Way	1983	111,300	90.9	1,906	0.32	18.84
100 Overlook Center	1988	149,600	89.6	3,894	0.65	29.05
5 Vaughn Drive	1987	98,500	90.2	2,164	0.36	24.36

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30
Edison
343 Thornall Street (c)	1991	195,709	89.5	3,815	0.64	21.78
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.29	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	84.8	4,970	0.83	17.62
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East (e)	1984	158,235	82.9	2,403	0.40	18.32
Woodbridge
581 Main Street	1991	200,000	93.1	4,956	0.83	26.62

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	47.2	418	0.07	19.89
3 Paragon Way	1991	66,898	69.7	818	0.14	17.54
4 Paragon Way	2002	63,989	30.8	527	0.09	26.74
100 Willow Brook Road	1988	60,557	57.4	721	0.12	20.74
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.67	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	85.4	2,961	0.49	28.28
One River Centre Bldg. 2	1983	120,360	100.0	2,491	0.42	20.70
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,454	0.74	22.25

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	450	0.08	20.86
1350 Campus Parkway	1990	79,747	99.9	1,047	0.17	13.14

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,420	0.57	20.34
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.25	20.19
201 Littleton Road	1979	88,369	77.7	694	0.12	10.11
Morris Township
412 Mt. Kemble Avenue	1986	475,100	63.4	6,131	1.02	20.35
Parsippany
4 Campus Drive	1983	147,475	57.1	2,734	0.46	32.47
6 Campus Drive	1983	148,291	90.0	3,142	0.52	23.54
7 Campus Drive	1982	154,395	78.0	2,483	0.41	20.62
8 Campus Drive	1987	215,265	82.9	4,964	0.83	27.82
9 Campus Drive	1983	156,495	47.5	2,239	0.37	30.12
4 Century Drive	1981	100,036	61.3	1,030	0.17	16.80
5 Century Drive	1981	79,739	52.0	966	0.16	23.30
6 Century Drive	1981	100,036	24.8	524	0.09	21.12
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	95.3	6,477	1.08	27.35
2 Hilton Court	1991	181,592	100.0	6,533	1.09	35.98
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	90.2	1,556	0.26	17.97
1 Sylvan Way	1989	150,557	85.9	3,320	0.55	25.67
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35
5 Sylvan Way	1989	151,383	89.0	3,888	0.65	28.86
7 Sylvan Way	1987	145,983	100.0	3,237	0.54	22.17
22 Sylvan Way	2009	249,409	100.0	6,255	1.04	25.08
20 Waterview Boulevard	1988	225,550	99.1	4,998	0.83	22.36
35 Waterview Boulevard	1990	172,498	96.8	4,032	0.67	24.15
5 Wood Hollow Road	1979	317,040	88.1	5,595	0.93	20.03

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	70.4	1,161	0.19	21.99
Totowa
999 Riverview Drive	1988	56,066	67.7	757	0.13	19.94

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.18	22.02
233 Mt. Airy Road	1987	66,000	0.0	710	0.12	0.00
Bernards
106 Allen Road	2000	132,010	93.5	3,024	0.50	24.50

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

Branchburg
51 Imclone Drive	1986	63,213	100.0	537	0.09	8.50
Bridgewater
55 Corporate Drive (f)	2011	204,057	100.0	4,414	0.74	23.50
440 Route 22 East	1990	198,376	96.3	4,159	0.69	21.77
721 Route 202/206	1989	192,741	86.4	3,884	0.65	23.32
Warren
10 Independence Boulevard	1988	120,528	86.3	2,670	0.45	25.67

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	98.1	4,540	0.76	25.35
Cranford
6 Commerce Drive	1973	56,000	81.8	1,025	0.17	22.38
11 Commerce Drive	1981	90,000	95.0	2,182	0.36	25.52
12 Commerce Drive	1967	72,260	84.7	923	0.15	15.08
14 Commerce Drive	1971	67,189	88.9	1,160	0.19	19.42
20 Commerce Drive	1990	176,600	93.8	4,070	0.68	24.57
25 Commerce Drive	1971	67,749	86.8	1,435	0.24	24.40
65 Jackson Drive	1984	82,778	89.8	1,755	0.29	23.61
New Providence
890 Mountain Avenue	1977	80,000	70.9	863	0.14	15.22

Total New Jersey Office		19,600,117	87.3	408,790	68.21	23.90

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	95.5	12,484	2.09	24.92

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	87.1	3,622	0.60	23.10
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.0	1,089	0.18	21.87
101 Executive Boulevard	1971	50,000	0.0	82	0.01	0.00
555 Taxter Road	1986	170,554	79.5	3,342	0.56	24.65
565 Taxter Road	1988	170,554	83.1	3,536	0.59	24.95
570 Taxter Road	1972	75,000	65.8	1,307	0.22	26.48
Hawthorne
1 Skyline Drive	1980	20,400	99.0	397	0.07	19.66
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10
7 Skyline Drive	1987	109,000	88.6	2,431	0.41	25.17
17 Skyline Drive (e)	1989	85,000	100.0	1,680	0.28	19.76
19 Skyline Drive	1982	248,400	100.0	4,036	0.67	16.25
Tarrytown
200 White Plains Road	1982	89,000	82.2	1,823	0.30	24.92
220 White Plains Road	1984	89,000	76.8	1,601	0.27	23.42
White Plains
1 Barker Avenue	1975	68,000	99.8	1,741	0.29	25.65
3 Barker Avenue	1983	65,300	94.1	1,532	0.26	24.93

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

50 Main Street	1985	309,000	82.5	8,157	1.36	32.00
11 Martine Avenue	1987	180,000	79.3	4,356	0.73	30.52
1 Water Street	1979	45,700	96.1	1,125	0.19	25.62
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,800	0.47	25.00
3 Executive Boulevard	1987	58,000	100.0	1,707	0.28	29.43

Total New York Office		2,739,384	87.5	59,391	9.92	24.78

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	96.7	826	0.14	14.07
1055 Westlakes Drive	1990	118,487	79.1	2,248	0.38	23.99
1205 Westlakes Drive	1988	130,265	89.0	3,088	0.52	26.64
1235 Westlakes Drive	1986	134,902	90.4	2,834	0.47	23.24

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.46	29.17
200 Stevens Drive	1987	208,000	100.0	6,088	1.02	29.27
300 Stevens Drive	1992	68,000	100.0	1,322	0.22	19.44
Media
1400 Providence Road – Center I	1986	100,000	91.9	2,140	0.36	23.29
1400 Providence Road – Center II	1990	160,000	100.0	3,411	0.57	21.32

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	85.8	2,674	0.45	24.78
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,026	0.17	19.22
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	100.0	2,288	0.38	24.58
18 Sentry Park West	1988	95,010	100.0	2,300	0.38	24.21
Lower Providence
1000 Madison Avenue	1990	100,700	77.1	1,213	0.20	15.62
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	76.8	2,529	0.42	19.63

Total Pennsylvania Office		1,851,614	88.3	38,186	6.38	23.36

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	53.3	1,961	0.33	25.29
Stamford
1266 East Main Street	1984	179,260	86.8	3,175	0.53	20.41

Total Connecticut Office		324,747	71.8	5,136	0.86	22.03

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,251	1.05	36.87
1400 L Street, NW	1987	159,000	100.0	5,641	0.94	35.48

Total District of Columbia Office		328,549	100.0	11,892	1.99	36.20

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	89.2	1,821	0.30	18.23
6303 Ivy Lane	1980	112,047	85.6	2,363	0.39	24.64
6305 Ivy Lane	1982	112,022	94.3	1,622	0.27	15.35
6404 Ivy Lane	1987	165,234	66.7	2,276	0.38	20.65
6406 Ivy Lane	1991	163,857	11.5	0	0.00	0.00
6411 Ivy Lane	1984	138,405	65.2	2,170	0.36	24.05
Lanham
4200 Parliament Place	1989	122,000	99.1	2,969	0.50	24.56

Total Maryland Office		964,258	70.5	14,131	2.35	20.80

TOTAL OFFICE PROPERTIES		25,808,669	86.8	537,526	89.71	24.02

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	93.5	537	0.09	8.90
5 Terri Lane	1992	74,555	100.0	615	0.10	8.25
Moorestown
2 Commerce Drive	1986	49,000	75.6	205	0.03	5.53
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	224	0.04	5.83
201 Commerce Drive	1986	38,400	50.0	163	0.03	8.49
202 Commerce Drive	1988	51,200	91.8	212	0.04	4.51
1 Executive Drive	1989	20,570	60.5	123	0.02	9.88
2 Executive Drive	1988	60,800	56.1	389	0.06	11.40
101 Executive Drive	1990	29,355	99.7	292	0.05	9.98
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	286	0.05	7.15
97 Foster Road	1982	43,200	100.0	166	0.03	3.84
1507 Lancer Drive	1995	32,700	100.0	0	0.00	0.00
1245 North Church Street	1998	52,810	100.0	276	0.05	5.23
1247 North Church Street	1998	52,790	80.7	298	0.05	7.00
1256 North Church Street	1984	63,495	100.0	462	0.08	7.28
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	179	0.03	6.24
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56
2 Twosome Drive	2000	48,600	100.0	302	0.05	6.21
30 Twosome Drive	1997	39,675	100.0	303	0.05	7.64
31 Twosome Drive	1998	84,200	100.0	455	0.08	5.40
40 Twosome Drive	1996	40,265	72.7	229	0.04	7.82
41 Twosome Drive	1998	43,050	77.7	206	0.03	6.16
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	89	0.01	6.70
200 Horizon Drive	1991	45,770	100.0	652	0.11	14.25
300 Horizon Drive	1989	69,780	47.0	448	0.07	13.66
500 Horizon Drive	1990	41,205	93.8	564	0.09	14.59

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	642	0.11	18.34
1340 Campus Parkway	1992	72,502	100.0	954	0.16	13.16
1345 Campus Parkway	1995	76,300	100.0	997	0.17	13.07
1433 Highway 34	1985	69,020	68.7	524	0.09	11.05
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	81.5	175	0.03	10.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	525	0.09	13.48
2 Center Court	1998	30,600	62.8	240	0.04	12.49
11 Commerce Way	1989	47,025	66.7	567	0.09	18.08
20 Commerce Way	1992	42,540	61.1	275	0.05	10.58
29 Commerce Way	1990	48,930	75.2	578	0.10	15.71
40 Commerce Way	1987	50,576	86.3	459	0.08	10.52
45 Commerce Way	1992	51,207	100.0	519	0.09	10.14
60 Commerce Way	1988	50,333	100.0	573	0.10	11.38
80 Commerce Way	1996	22,500	100.0	302	0.05	13.42
100 Commerce Way	1996	24,600	100.0	330	0.06	13.41
120 Commerce Way	1994	9,024	100.0	99	0.02	10.97
140 Commerce Way	1994	26,881	89.3	293	0.05	12.21

Total New Jersey Office/Flex		2,189,531	88.7	17,737	3.00	9.13

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	364	0.06	11.45
75 Clearbrook Road	1990	32,720	100.0	357	0.06	10.91
125 Clearbrook Road	2002	33,000	100.0	703	0.12	21.30
150 Clearbrook Road	1975	74,900	99.3	843	0.14	11.33
175 Clearbrook Road	1973	98,900	100.0	1,429	0.24	14.45
200 Clearbrook Road	1974	94,000	99.8	1,029	0.17	10.97
250 Clearbrook Road	1973	155,000	97.3	1,337	0.22	8.87
50 Executive Boulevard	1969	45,200	66.7	388	0.06	12.87
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77
85 Executive Boulevard	1968	31,000	86.2	538	0.09	20.13
300 Executive Boulevard	1970	60,000	100.0	746	0.12	12.43
350 Executive Boulevard	1970	15,400	52.2	177	0.03	22.02
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	78.0	592	0.10	17.99
500 Executive Boulevard	1970	41,600	100.0	750	0.13	18.03
525 Executive Boulevard	1972	61,700	100.0	958	0.16	15.53
1 Westchester Plaza	1967	25,000	100.0	346	0.06	13.84
2 Westchester Plaza	1968	25,000	100.0	546	0.09	21.84
3 Westchester Plaza	1969	93,500	97.9	991	0.17	10.83
4 Westchester Plaza	1969	44,700	100.0	687	0.11	15.37
5 Westchester Plaza	1969	20,000	90.4	265	0.04	14.66
6 Westchester Plaza	1968	20,000	89.8	262	0.04	14.59
7 Westchester Plaza	1972	46,200	100.0	685	0.11	14.83
8 Westchester Plaza	1971	67,200	84.1	843	0.14	14.92
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	601	0.10	12.78
4 Skyline Drive	1987	80,600	100.0	1,418	0.24	17.59
5 Skyline Drive	1980	124,022	96.1	1,384	0.23	11.61
6 Skyline Drive	1980	44,155	100.0	533	0.09	12.07
8 Skyline Drive	1985	50,000	98.7	966	0.16	19.57
10 Skyline Drive	1985	20,000	100.0	395	0.07	19.75

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive (e)	1989	45,000	100.0	934	0.16	20.76
12 Skyline Drive (e)	1999	46,850	68.5	617	0.10	19.23
15 Skyline Drive (e)	1989	55,000	100.0	1,204	0.20	21.89
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,559	0.26	20.33
200 Corporate Boulevard South	1990	84,000	100.0	1,546	0.26	18.40
4 Executive Plaza	1986	80,000	100.0	1,367	0.23	17.09
6 Executive Plaza	1987	80,000	100.0	1,519	0.25	18.99
1 Odell Plaza	1980	106,000	91.9	1,198	0.20	12.30
3 Odell Plaza	1984	71,065	100.0	1,596	0.28	22.46
5 Odell Plaza	1983	38,400	99.6	649	0.11	16.97
7 Odell Plaza	1984	42,600	99.6	791	0.13	18.64

Total New York Office/Flex		2,348,812	96.1	34,395	5.74	15.24

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,523	0.25	17.31
500 West Avenue	1988	25,000	100.0	423	0.07	16.92
550 West Avenue	1990	54,000	100.0	988	0.16	18.30
600 West Avenue	1999	66,000	100.0	670	0.11	10.15
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	4,290	0.70	15.71

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	93.0	56,422	9.44	12.61

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	97	0.02	14.70
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane (e)	1957	195,500	96.7	2,003	0.33	10.60
5 Warehouse Lane (e)	1957	75,100	97.1	980	0.16	13.44
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	4,140	0.69	10.93

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.05	38.13

Total Retail Properties		17,300	100.0	484	0.08	27.98

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.05	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.08	--

TOTAL PROPERTIES		31,024,712	87.9	599,058	(h) 100.00	21.99

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2012 aggregating 148,404 square feet (representing 0.5 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2012, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended March 31, 2012, divided by net rentable square feet leased at March 31, 2012.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, placed in service or initially consolidated by the Company during the 12 months ended March 31, 2012, the amounts represented in 2012 base rent reflect only that portion of the year during which the Company owned or consolidated the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2012 average base rent per sq. ft. for this property have been calculated by taking 2012 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2012.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended March 31, 2012.

(g)	This property was identified as held for sale by the Company as of March 31, 2012 and is classified as discontinued operations in the financial statements.
(h)	Includes $4,145 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2012, based upon annualized base rental revenue:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,777,628	2.2	468,085	1.7	(b)
DB Services New Jersey, Inc.	2	12,111,630	2.0	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,744,793	1.6	433,296	1.6	(c)
Keystone Mercy Health Plan	3	9,424,726	1.5	314,682	1.2	2020
Wyndham Worldwide Operations	2	9,360,884	1.5	395,392	1.5	(d)
United States of America-GSA	13	9,023,124	1.5	295,633	1.1	(e)
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Daiichi Sankyo, Inc.	2	6,131,521	1.0	180,807	0.7	(f)
TD Ameritrade Online Holdings	1	6,100,756	1.0	188,776	0.7	2020
Merrill Lynch Pierce Fenner	1	5,883,780	1.0	294,189	1.1	2017
Montefiore Medical Center	5	5,449,458	0.9	247,122	0.9	(g)
Bank Of Tokyo-Mitsubishi, Ltd.	1	5,254,698	0.9	161,683	0.6	(h)
IBM Corporation	2	5,177,420	0.8	292,304	1.1	(i)
KPMG, LLP	3	5,092,360	0.8	187,536	0.7	(j)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Credit Suisse (USA), Inc.	1	4,711,814	0.8	137,688	0.5	(k)
Sanofi-Aventis U.S., Inc.	1	4,489,254	0.7	204,057	0.8	2026
J.H. Cohn, LLP	2	4,335,049	0.7	155,056	0.6	(l)
Vonage America, Inc.	1	4,172,000	0.7	350,000	1.3	2017
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Morgan Stanley Smith Barney	4	4,136,248	0.7	142,530	0.5	(m)
Allstate Insurance Company	8	4,051,625	0.7	179,425	0.7	(n)
Morgan Stanley & Co., Inc.	1	3,863,352	0.6	321,946	1.2	2013
Lehman Brothers Holdings, Inc.	1	3,777,925	0.6	104,762	0.4	(o)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
HQ Global Workplaces, LLC	10	3,606,943	0.6	182,643	0.7	(p)
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(q)
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
High Point Safety & Insurance	2	2,861,217	0.5	116,889	0.4	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.3	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(r)
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
AAA Mid-Atlantic, Inc.	2	2,542,238	0.4	129,784	0.5	(s)
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Shaw Facilities, Inc.	2	2,522,922	0.4	113,625	0.4	2016
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Lowenstein Sandler, P.C.	1	2,466,925	0.4	98,677	0.4	2017
Movado Group, Inc.	1	2,449,828	0.4	90,050	0.3	2018
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.3	2016
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2014
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.4	2021

Totals		234,793,620	38.5	9,304,847	34.7

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March 2012 billings times 12.  For leases whose rent commences after April 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 281,023 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015.
(d)	145,983 square feet expire in 2013; 249,409 square feet expire in 2029.
(e)
67,167 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 18,766 square feet expire in 2022.

(f)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(g)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022.

(h)	24,607 square feet expire in 2019; 137,076 square feet expire in 2029.
(i)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(j)	77,381 square feet expire in 2012; 10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(k)	66,177 square feet expire in 2012; 7,098 square feet expire in 2013; 64,413 square feet expire in 2014.
(l)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(m)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(n)
5,516 square feet expire in 2012; 29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 79,480 square feet expire in 2017; 51,606 square feet expire in 2018.

(o)	71,504 square feet expire in 2012; 33,258 square feet expire in 2017.
(p)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 49,434 square feet expire in 2023.

(q)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(r)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(s)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	92	1,026,662	3.8	28,506,610	27.77	4.6
Central NJ	34	216,033	0.8	5,090,520	23.56	0.8
Westchester Co., NY	53	254,624	1.0	5,357,330	21.04	0.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	33	265,572	1.0	4,264,834	16.06	0.7
Fairfield, CT	7	21,099	0.1	459,771	21.79	0.1
Washington, DC/MD	11	41,705	0.2	1,110,933	26.64	0.2
Rockland Co., NY	4	7,200	(d)	191,137	26.55	(d)
TOTAL – 2012	234	1,832,895	6.9	44,981,135	24.54	7.3

2013
Northern NJ	111	1,172,443	4.4	25,053,213	21.37	4.1
Central NJ	84	557,860	2.1	13,514,743	24.23	2.2
Westchester Co., NY	127	1,124,590	4.2	20,366,305	18.11	3.3
Manhattan	2	104,008	0.4	2,808,712	27.00	0.5
Sub. Philadelphia	74	382,766	1.4	6,348,119	16.58	1.0
Fairfield, CT	14	85,480	0.3	1,573,577	18.41	0.3
Washington, DC/MD	26	107,137	0.4	2,707,404	25.27	0.4
Rockland Co., NY	5	35,122	0.1	916,579	26.10	0.1
TOTAL – 2013	443	3,569,406	13.3	73,288,652	20.53	11.9

2014
Northern NJ	120	1,527,199	5.6	37,699,634	24.69	6.1
Central NJ	48	421,367	1.6	8,470,479	20.10	1.4
Westchester Co., NY	80	479,676	1.8	9,725,245	20.27	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	62	418,792	1.6	6,655,053	15.89	1.1
Fairfield, CT	10	97,681	0.4	1,390,843	14.24	0.2
Washington, DC/MD	29	172,319	0.6	4,733,232	27.47	0.8
Rockland Co., NY	8	26,608	0.1	657,516	24.71	0.1
TOTAL – 2014	357	3,143,642	11.7	69,332,002	22.05	11.3

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2015	297	3,294,471	12.3		71,884,598	21.82	11.7

2016	269	2,667,563	9.9		58,102,912	21.78	9.4

2017	235	3,455,260	12.9		81,964,316	23.72	13.3

2018	146	1,968,368	7.4		49,769,302	25.28	8.1

2019	87	1,245,012	4.7		26,554,166	21.33	4.3

2020	63	1,199,853	4.5		27,712,365	23.10	4.5

2021	75	1,173,540	4.4		29,242,651	24.92	4.8

2022	46	1,067,522	4.0		24,876,175	23.30	4.0

2023 and thereafter	52	2,138,275	8.0		57,909,582	27.08	9.4
Totals/
Weighted Average	2,304	26,755,807	(c) (e)	100.0	615,617,856	23.01	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2012 aggregating 148,404 square feet and representing annualized rent of $3,550,906 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,755,807
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	506,285
Square footage unleased	3,762,620
Total net rentable square footage (does not include land leases)	31,024,712

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	87	976,655	4.4	27,786,341	28.45	5.1
Central NJ	29	187,565	0.9	4,749,662	25.32	0.9
Westchester Co., NY	33	99,155	0.5	2,696,620	27.20	0.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	21	114,017	0.5	2,993,435	26.25	0.5
Fairfield Co., CT	6	14,099	(d)	396,771	28.14	0.1
Washington, DC/MD	11	41,705	0.2	1,110,933	26.64	0.2
Rockland Co., NY	4	7,200	(d)	191,137	26.55	(d)
TOTAL – 2012	191	1,440,396	6.5	39,924,899	27.72	7.3

2013
Northern NJ	102	1,098,644	5.0	24,064,147	21.90	4.3
Central NJ	75	487,942	2.2	12,572,397	25.77	2.3
Westchester Co., NY	62	462,858	2.1	10,959,531	23.68	2.0
Manhattan	2	104,008	0.5	2,808,712	27.00	0.5
Sub. Philadelphia	53	216,338	1.0	5,118,483	23.66	0.9
Fairfield Co., CT	10	16,917	(d)	402,471	23.79	0.1
Washington, DC/MD	26	107,137	0.5	2,707,404	25.27	0.5
Rockland Co., NY	5	35,122	0.2	916,579	26.10	0.2
TOTAL – 2013	335	2,528,966	11.5	59,549,724	23.55	10.8

2014
Northern NJ	115	1,471,039	6.8	36,978,917	25.14	6.6
Central NJ	45	398,775	1.8	8,157,408	20.46	1.5
Westchester Co., NY	42	206,473	0.9	5,473,211	26.51	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	48	232,197	1.1	5,419,137	23.34	1.0
Fairfield Co., CT	7	24,256	0.1	595,014	24.53	0.1
Washington, DC/MD	29	172,319	0.8	4,733,232	27.47	0.9
Rockland Co., NY	8	26,608	0.1	657,516	24.71	0.1
TOTAL – 2014	294	2,531,667	11.6	62,014,435	24.50	11.2

2015	242	2,827,323	12.9	66,200,764	23.41	12.0

2016	215	2,112,554	9.7	50,181,549	23.75	9.1

2017	186	3,056,173	14.0	76,928,940	25.17	13.9

2018	113	1,578,032	7.2	44,642,694	28.29	8.1

2019	64	806,334	3.7	20,425,007	25.33	3.7

2020	51	1,014,435	4.6	25,511,076	25.15	4.6

2021	59	1,030,345	4.7	26,921,380	26.13	4.9

2022	41	1,004,980	4.6	24,040,723	23.92	4.4

2023 and thereafter	43	1,969,400	9.0	55,421,139	28.14	10.0
Totals/Weighted Average	1,834	21,900,605 (c)	100.0	551,762,330	25.19	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2012 billings times 12.  For leases whose rent commences after April 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2012 aggregating 118,690 square feet and representing annualized rent of $3,066,533 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	5	50,007	1.1	720,269	14.40	1.3
Central NJ	5	28,468	0.6	340,858	11.97	0.6
Westchester Co., NY	20	155,469	3.5	2,660,710	17.11	4.5
Sub. Philadelphia	12	151,555	3.4	1,271,399	8.39	2.1
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2012	43	392,499	8.8	5,056,236	12.88	8.6

2013
Northern NJ	9	73,799	1.6	989,066	13.40	1.6
Central NJ	9	69,918	1.6	942,346	13.48	1.6
Westchester Co., NY	53	372,345	8.4	6,683,000	17.95	11.3
Sub. Philadelphia	21	166,428	3.7	1,229,636	7.39	2.1
Fairfield Co., CT	4	68,563	1.5	1,171,106	17.08	2.0
TOTAL – 2013	96	751,053	16.8	11,015,154	14.67	18.6

2014
Northern NJ	5	56,160	1.2	720,717	12.83	1.2
Central NJ	3	22,592	0.5	313,071	13.86	0.5
Westchester Co., NY	34	233,358	5.2	3,427,108	14.69	5.8
Sub. Philadelphia	14	186,595	4.2	1,235,916	6.62	2.1
Fairfield Co., CT	3	73,425	1.6	795,829	10.84	1.3
TOTAL – 2014	59	572,130	12.7	6,492,641	11.35	10.9

2015	54	439,148	9.9	5,347,834	12.18	9.0

2016	50	524,021	11.8	7,586,157	14.48	12.8

2017	49	399,087	9.0	5,035,376	12.62	8.5

2018	33	390,336	8.8	5,126,608	13.13	8.6

2019	23	438,678	9.8	6,129,159	13.97	10.3

2020	12	185,418	4.2	2,201,289	11.87	3.7

2021	16	143,195	3.2	2,321,271	16.21	3.9

2022	5	62,542	1.4	835,452	13.36	1.4

2023 and thereafter	8	160,875	3.6	2,216,443	13.78	3.7
Totals/Weighted
Average	448	4,458,982	(c) 100.0	59,363,620	13.31	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2012 billings times 12.  For leases whose rent commences after April 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2012 aggregating 29,714 square feet and representing annualized rent of $484,373 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	12	289,387	76.4	2,723,774	9.41	67.3

2014	3	30,545	8.0	649,926	21.28	16.1

2015	1	28,000	7.4	336,000	12.00	8.3

2016	4	30,988	8.2	335,206	10.82	8.3
Totals/Weighted
Average	20	378,920	100.0	4,044,906	10.67	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2012 billings times 12.  For leases whose rent commences after April 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2023 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual March 2012 billings times 12.  For leases whose rent commences after April 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2012